                                                                  Exhibit 10.5.1

                       FIRST AMENDMENT TO LEASE AGREEMENT

     This First Amendment to Lease Agreement ("First Amendment") is made and entered into by and between Fiesta Mart, Inc. ("Landlord"), C.A.I., L.P. ("Tenant") and Conn Appliances, Inc. ("Guarantor").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant entered into that certain Shopping Center Lease Agreement dated May 3, 2000 ("Lease") whereby Landlord leased to Tenant that certain demised premises located at 3295 College Avenue, Beaumont, Texas ("Demised Premises"), which Demised Premises is located in the Beaumont Shopping Center ("Shopping Center"); and

     WHEREAS, Tenant desires to lease additional space in the Shopping Center, which space is currently occupied by Specialties Entertainment, Inc. d/b/a Golden Nugget Bingo ("Golden Nugget"), such space containing approximately 18,500 square feet ("Expansion Premises"); and

     WHEREAS, Landlord is amenable to leasing Tenant the Expansion Premises on the terms and conditions set forth in this First Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, Landlord, Tenant and Guarantor hereby agree as follows:

     1. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Lease.

     2. Landlord hereby leases the Expansion Premises to Tenant and Tenant hereby leases from Landlord the Expansion Premises commencing September 15, 2001 ("Effective Date") through the last day of the Lease Term. Tenant hereby accepts the Expansion Premises in it present "AS IS", "WHERE IS" condition, WITH ALL FAULTS, in accordance with the terms of Section 3.1 and 25.18 of the Lease.

     3. The Minimum Guaranteed Rental payable by Tenant to Landlord for the Expansion Premises shall be an amount equal to the following:

          (a) From the Effective Date through September 30, 2001 an amount equal to Two Thousand Two Hundred Sixty-One and 11/100 Dollars ($2.261.11);

          (b) From October 1, 2001 through the sixtieth (60th) month of the initial Lease Term, an amount equal to Four Thousand Two Hundred Thirty-Nine and 58/100 Dollars ($4,239.58) per month; and

          (c) For the period commencing on the first day of the sixty-first
          (61st) month of the Lease Term through the end of the Lease Term, an amount equal to Five Thousand Ten and 42/100 Dollars ($5,010.42) per month.

     4. Tenant shall be obligated to pay Tenant's Pro Rata Share of Common Area Costs, Insurance Premiums and Taxes attributable to the Expansion Space in the same manner as set forth in the Lease pertaining to the Demised Premises.

     5. Tenant hereby waives the right and option Tenant has to surrender the Surrender Space to Landlord pursuant to the provisions of Section 29.7 of the Lease and the Surrender Space shall remain part of the Demised Premises for the entire Lease Term and the renewal terms set forth in the Lease, if applicable.

     6. The renewal options set forth in Exhibit "H" to the Lease shall be applicable to the Expansion Premises and the Minimum Guaranteed Rental for the renewal terms shall be the rates set forth therein multiplied by the total square footage of the Demised Premises and the Expansion Premises.

     7. The last sentence of Section 1.1(y) of the original Lease is modified to change the fraction set forth therein from "88,283/137,514" to "106,783/124,783" as it relates to the aggregate square footage of both the Demised Premises and the Expansion Premises and the rentable space in all of the buildings in the Shopping Center.

     8. All of the other terms and conditions of the Lease shall be applicable to the Expansion Premises had been part of the original Demised Premises.

     9. As a condition to Landlord agreeing to enter into this First Amendment, Landlord shall require Guarantor to execute a Guaranty Agreement guaranteeing all of the obligations of Tenant pertaining to the Expansion Premises as set forth in this First Amendment and in the Lease. The form and substance of the Guaranty Agreement is attached hereto as Exhibit "A".

     10. Except as otherwise modified by this First Amendment, the Lease and all of the terms, conditions, covenants and agreements contained therein remain unchanged and continue unabated in full force and effect as to both the Demised Premises and Expansion Premises.

     EXECUTED in multiple originals as of the 11 of September, 2001.

                                    LANDLORD:

                                    FIESTA MART, INC.


                                    By: /s/ Louis Katopodis
                                        ----------------------------------------
                                        Louis Katopodis, President


                                    TENANT:

                                    C.A.I., L.P., a Texas limited partnership

                                    By: CONN APPLIANCES, INC., a Texas
                                        corporation


                                        By: /s/ C. W. Frank
                                            ------------------------------------
                                            C. W. Frank, Chief Financial Officer


                                    GUARANTOR:

                                    CONN APPLIANCES, INC., a Texas corporation


                                    By: /s/ Thomas J. Frank
                                        ----------------------------------------
                                        Thomas J. Frank, CEO

                                   EXHIBIT "A"

                                    GUARANTY

     For Value Received, CONN APPLIANCES, INC., a Texas corporation, hereinafter called "Guarantor", in consideration of the premises and of the benefits that will accrue (whether directly or indirectly) to Tenant and Guarantor from that certain Shopping Center Lease Agreement, as amended, between Fiesta Mart, Inc. as "Landlord", and C.A.I., L.P. as "Tenant", covering approximately 88,293 square feet in the Beaumont Shopping Center ("Center"), 3295 College Street, Beaumont, Jefferson County, Texas, (the "Original Lease"), which consideration is acknowledged by Guarantor to be new, independent and sufficient, and as a material inducement to Landlord to enter that certain First Amendment to Lease Agreement ("First Amendment") pertaining to Tenant leasing an additional 18,500 square feet in the Center, Guarantor does hereby unconditionally, fully and absolutely guarantee without offset or deduction, the prompt payment when due of all sums payable by Tenant under the Original Lease and First Amendment (the Original Lease and First Amendment being hereafter collectively referred to as the "Lease"), and to do or cause to be done, or perform or cause to be performed, all duties, covenants and obligations of Tenant under the Lease, for the full Lease Term and any renewals thereof, this Guaranty constituting an absolute and unconditional guaranty (1) of full payment, and not of collection of all sums due under the Lease, and (2) that Tenant will perform punctually and faithfully under and in accordance with the terms of the Lease. Guarantor further agrees to indemnify and hold harmless Landlord from any and all losses, damages, costs, and expenses (including, without limitation, costs of court and attorney's fees incurred by Landlord) in the event of any default or breach by Guarantor of its obligations under this Guaranty.

     Guarantor hereby agree that Guarantor, as principal obligor, will pay or otherwise provide for or bring about promptly when due all payments required of Tenant under the Lease and the timely and full performance of all duties, covenants and obligations of Tenant under the Lease, notwithstanding any fact or circumstance, including, but not limited to, (1) the liquidation, dissolution, receivership, insolvency or bankruptcy of Tenant, (2) the making by Tenant of an assignment for the benefit of its creditors, (3) the reorganization, arrangement, composition or readjustment of Tenant, or (4) any proceeding affecting the status, existence or assets of Tenant. Without limiting the foregoing, Guarantor expressly and specifically agrees that it will not be necessary or required, and Guarantor shall not be entitled to require, that Landlord shall file suit or proceed to or obtain a judgment against Tenant or any other party, or make any effort of collection from Tenant or any other party, or exercise any remedy or remedies provided in the Lease or by law before, or as a condition precedent to, enforcing the liability of Guarantor hereunder; and Guarantor, knowingly and with the express intention of extinguishing legal rights (if any may exist), hereby waives any and all rights, whether existing by rule, statute, general law, equity or otherwise, to assert or require that (1) Landlord previously seek or obtain judgment against Tenant or any other party prior to Landlord's suing Guarantor for the enforcement of this Guaranty, or (2) Landlord joins Tenant or any other party in any suit against Guarantor for the enforcement of this Guaranty.

     Guarantor waives notice of the acceptance of this Guaranty (such acceptance being hereby conclusively presumed). The obligations of Guarantor shall be continuous from the date hereof until the payment and performance hereby guaranteed has been fully paid or performed, and Guarantor's obligations hereunder shall continue in full force and effect notwithstanding (1) any release of Tenant or any other party liable for payment or performance under the Lease, (2) any changes, modifications, amendments, assignments or extensions of the Lease, or (3) any waiver or forbearance on the part of Landlord in enforcing payment or performance by Tenant under the Lease.

     Guarantor stipulates that in accordance with Article 1302-2.06, Vernon's Annotated Civil Statutes of Texas, the directors of Guarantor have determined that the action taken pursuant hereto may reasonably be expected to benefit the Guarantor, directly or indirectly.

     This Guaranty (1) constitutes the entire agreement between Guarantor and Landlord and supersedes all prior agreements or understandings, both written and oral, regarding the subject matter hereof, (2) shall inure to the benefit of Landlord and Landlord's successors and assigns, and (3) may be modified or amended only by a written instrument signed by Guarantor and Landlord and dated subsequent to the date of this Guaranty.

     Failure of Landlord to insist upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed as a waiver or relinquishment for the future of any such term, provision, covenant or right, but the same shall continue and remain in full force and effect. Receipt by Landlord of any monetary sum or acceptance of performance of any obligation of Tenant under the Lease with knowledge of the default or breach of any provision of the Lease shall not be deemed a waiver of such breach.

     Guarantor further agrees that in any right of action which shall accrue to Landlord with respect to the Lease or under this Guaranty, Landlord may, at its option, proceed against Tenant alone (without having made any prior demand upon Guarantor or having commenced any action against Guarantor or having obtained or having attempted to satisfy any judgment against Guarantor) or may proceed against Guarantor and Tenant, jointly or severally, or may proceed against Guarantor alone (without having made any prior demand upon Tenant or having commenced any action against Tenant or having obtained or having attempted to satisfy any judgment against Tenant other than as may be required by the Lease). Under no circumstances shall the liability of Guarantor under this Guaranty be terminated either with respect to any period of time when the liability of Tenant under the Lease continues or with respect to any circumstances as to which the liability of Tenant has not been fully discharged by performance.

     Guarantor agrees that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the National Bankruptcy Act, or if such a petition be filed by creditors of said Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future Federal or State law or if a receiver of all or part of its property and assets is appointed by any State or Federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantor under this Guaranty and the liability of Guarantor with respect to such Lease shall be of the same scope as if Guarantor had itself executed said Lease as the named tenant thereunder and no "rejection" and/or "termination" of such Lease in any of the proceedings referred to in this paragraph shall be effective to release and/or terminate the continuing liability of Guarantor to Landlord under this Guaranty with respect to such Lease for the remainder of the lease term stated therein unaffected by any such "rejection" and/or "termination" in said proceedings; and if, in connection with any of the circumstances referred to in this paragraph, Landlord should request that Guarantor execute anew Lease for the balance of the tern of said Lease (unaffected by any such "rejection" and/or "termination" in any of said proceedings), but in all other respects identical with said Lease, Guarantor shall do so as the named "Tenant" under such new Lease (irrespective of the fact that the existing Lease may have been "rejected" or "terminated" in connection with any proceedings referred to in this paragraph). In the event of failure or refusal of Guarantor to execute such new Lease as herein provided, without limiting any of the legal or equitable remedies of Landlord on account of such failure or refusal, Guarantor agrees that Landlord shall have the right to obtain a decree of specific performance against Guarantor.

     In the event of the dissolution of Guarantor while this Guaranty is in force, and without regard to whether Tenant shall be in default under the Lease, no distribution or disposition of the assets of Guarantor shall be made without first making provision acceptable to Landlord for the payment or satisfaction of Guarantor's obligations (and contingent obligations) hereunder.

     Should any portion of this Guaranty ever be held legally invalid or unenforceable, the balance of this Guaranty shall not thereby be affected, but shall remain in full force and effect in accordance with its terms and provisions.

     The stated rights and remedies of Landlord under this Guaranty against Guarantor with respect to the liability of Guarantor hereunder shall be understood as not excluding any other legal or equitable rights and remedies of Landlord against Guarantor not expressly set forth herein, but shall be understood as being cumulative of all such other legal and equitable rights and remedies of Landlord not expressly stated herein.

     All terns and provisions hereof shall inure to the benefit of the successors and assigns of Landlord and shall be binding upon the heirs, legal representatives, administrators, successors and assigns of Guarantor.

     EXECUTED by Guarantor on the day and year shown opposite Guarantor's signature below.

Date:                               , 2001       CONN APPLIANCES, INC.,
      ------------------------------             a Texas Corporation


                                                 By:
                                                     ---------------------------
                                                        Thomas J. Frank, CEO

                                    GUARANTY

     For Value Received, CONN APPLIANCES, INC., a Texas corporation, hereinafter called "Guarantor", in consideration of the premises and of the benefits that will accrue (whether directly or indirectly) to Tenant and Guarantor from that certain Shopping Center Lease Agreement, as amended, between Fiesta Mart, Inc. as "Landlord", and C.A.I., L.P. as "Tenant", covering approximately 88,293 square feet in the Beaumont Shopping Center ("Center"), 3295 College Street, Beaumont, Jefferson County, Texas, (the "Original Lease"), which consideration is acknowledged by Guarantor to be new, independent and sufficient, and as a material inducement to Landlord to enter that certain First Amendment to Lease Agreement ("First Amendment") pertaining to Tenant leasing an additional 18,500 square feet in the Center, Guarantor does hereby unconditionally, fully and absolutely guarantee without offset or deduction, the prompt payment when due of all sums payable by Tenant under the Original Lease and First Amendment (the Original Lease and First Amendment being hereafter collectively referred to as the "Lease"), and to do or cause to be done, or perform or cause to be performed, all duties, covenants and obligations of Tenant under the Lease, for the full Lease Tern and any renewals thereof, this Guaranty constituting an absolute and unconditional guaranty (1) of full payment, and not of collection of all sums due under the Lease, and (2) that Tenant will perform punctually and faithfully under and in accordance with the terns of the Lease. Guarantor further agrees to indemnify and hold harmless Landlord from any and all losses, damages, costs, and expenses (including, without limitation, costs of court and attorney's fees incurred by Landlord) in the event of any default or breach by Guarantor of its obligations under this Guaranty.

     Guarantor hereby agree that Guarantor, as principal obligor, will pay or otherwise provide for or bring about promptly when due all payments required of Tenant under the Lease and the timely and full performance of all duties, covenants and obligations of Tenant under the Lease, notwithstanding any fact or circumstance, including, but not limited to, (1) the liquidation, dissolution, receivership, insolvency or bankruptcy of Tenant, (2) the making by Tenant of an assignment for the benefit of its creditors, (3) the reorganization, arrangement, composition or readjustment of Tenant, or (4) any proceeding affecting the status, existence or assets of Tenant. Without limiting the foregoing, Guarantor expressly and specifically agrees that it will not be necessary or required, and Guarantor shall not be entitled to require, that Landlord shall file suit or proceed to or obtain a judgment against Tenant or any other party, or make any effort of collection from Tenant or any other party, or exercise any remedy or remedies provided in the Lease or by law before, or as a condition precedent to, enforcing the liability of Guarantor hereunder; and Guarantor, knowingly and with the express intention of extinguishing legal rights (if any may exist), hereby waives any and all rights, whether existing by rule, statute, general law, equity or otherwise, to assert or require that (1) Landlord previously seek or obtain judgment against Tenant or any other party prior to Landlord's suing Guarantor for the enforcement of this Guaranty, or (2) Landlord joins Tenant or any other party in any suit against Guarantor for the enforcement of this Guaranty.

     Guarantor waives notice of the acceptance of this Guaranty (such acceptance being hereby conclusively presumed). The obligations of Guarantor shall be continuous from the date hereof until the payment and performance hereby guaranteed has been fully paid or performed, and Guarantor's obligations hereunder shall continue in full force and effect notwithstanding (1) any release of Tenant or any other party liable for payment or performance under the Lease, (2) any changes, modifications, amendments, assignments or extensions of the Lease, or (3) any waiver or forbearance on the part of Landlord in enforcing payment or performance by Tenant under the Lease.

     Guarantor stipulates that in accordance with Article 1302-2.06, Vernon's Annotated Civil Statutes of Texas, the directors of Guarantor have determined that the action taken pursuant hereto may reasonably be expected to benefit the Guarantor, directly or indirectly.

     This Guaranty (1) constitutes the entire agreement between Guarantor and Landlord and supersedes all prior agreements or understandings, both written and oral, regarding the subject matter hereof, (2) shall inure to the benefit of Landlord and Landlord's successors and assigns, and (3) may be modified or amended only by a written instrument signed by Guarantor and Landlord and dated subsequent to the date of this Guaranty.

     Failure of Landlord to insist upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed as a waiver or relinquishment for the future of any such term, provision, covenant or right, but the same shall continue and remain in full force and effect. Receipt by Landlord of any monetary sum or acceptance of performance of any obligation of Tenant under the Lease with knowledge of the default or breach of any provision of the Lease shall not be deemed a waiver of such breach.

     Guarantor further agrees that in any right of action which shall accrue to Landlord with respect to the Lease or under this Guaranty, Landlord may, at its option, proceed against Tenant alone (without having made any prior demand upon Guarantor or having commenced any action against Guarantor or having obtained or having attempted to satisfy any judgment against Guarantor) or may proceed against Guarantor and Tenant, jointly or severally, or may proceed against Guarantor alone (without having made any prior demand upon Tenant or having commenced any action against Tenant or having obtained or having attempted to satisfy any judgment against Tenant other than as may be required by the Lease). Under no circumstances shall the liability of Guarantor under this Guaranty be terminated either with respect to any period of time when the liability of Tenant under the Lease continues or with respect to any circumstances as to which the liability of Tenant has not been fully discharged by performance.

     Guarantor agrees that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the National Bankruptcy Act, or if such a petition be filed by creditors of said Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future Federal or State law or if a receiver of all or part of its property and assets is appointed by any State or Federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantor under this Guaranty and the liability of Guarantor with respect to such Lease shall be of the same scope as if Guarantor had itself executed said Lease as the named tenant thereunder and no "rejection" and/or "termination" of such Lease in any of the proceedings referred to in this paragraph shall be effective to release and/or terminate the continuing liability of Guarantor to Landlord under this Guaranty with respect to such Lease for the remainder of the lease term stated therein unaffected by any such "rejection" and/or "termination" in said proceedings; and if, in connection with any of the circumstances referred to in this paragraph, Landlord should request that Guarantor execute a new Lease for the balance of the term of said Lease (unaffected by any such "rejection" and/or "termination" in any of said proceedings), but in all other respects identical with said Lease, Guarantor shall do so as the named "Tenant" under such new Lease (irrespective of the fact that the existing Lease may have been "rejected" or "terminated" in connection with any proceedings referred to in this paragraph). In the event of failure or refusal of Guarantor to execute such new Lease as herein provided, without limiting any of the legal or equitable remedies of Landlord on account of such failure or refusal, Guarantor agrees that Landlord shall have the right to obtain a decree of specific performance against Guarantor.

     In the event of the dissolution of Guarantor while this Guaranty is in force, and without regard to whether Tenant shall be in default under the Lease, no distribution or disposition of the assets of Guarantor shall be made without first making provision acceptable to Landlord for the payment or satisfaction of Guarantor's obligations (and contingent obligations) hereunder.

     Should any portion of this Guaranty ever be held legally invalid or unenforceable, the balance of this Guaranty shall not thereby be affected, but shall remain in full force and effect in accordance with its terms and provisions.

     The stated rights and remedies of Landlord under this Guaranty against Guarantor with respect to the liability of Guarantor hereunder shall be understood as not excluding any other legal or equitable rights and remedies of Landlord against Guarantor not expressly set forth herein, but shall be understood as being cumulative of all such other legal and equitable rights and remedies of Landlord not expressly stated herein.

     All terms and provisions hereof shall inure to the benefit of the successors and assigns of Landlord and shall be binding upon the heirs, legal representatives, administrators, successors and assigns of Guarantor.

     EXECUTED by Guarantor on the day and year shown opposite Guarantor's signature below.

Date: Sept.11, 2001                   CONN APPLIANCES, INC.,
                                      a Texas Corporation


                                      By: /s/ Thomas J. Frank
                                          --------------------------------------
                                          Thomas J. Frank, CEO

                                      -3-